SUPPLEMENT TO THE FIDELITY STRATEGIC INCOME FUND APRIL 8, 1998
PROSPECTUS
The following information replaces similar information found under the heading "FMR and Its Affiliates" in the "Charter" section on page 7.
   John H. Carlson is Vice President and lead manager of Strategic Income, which he has managed since inception. Mr. Carlson also manages the emerging markets investments of Strategic Income and manages other Fidelity funds. Prior to joining Fidelity in 1995, he was Executive Director of emerging markets at Lehman Brothers International from 1992 through 1995.
The following information supplements the information found on the cover page.
Trading Symbol FSICX